Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


{Closed-End Income Artwork}

CLOSED-END INCOME

Annual Report
2001



LINCOLN NATIONAL
Income Fund, Inc.

A Commitment
    to Our Investors

Experience
 o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

 o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
 o We strive to deliver consistently good performance in all asset classes.

 o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
 o We are committed to providing the highest standards of client service.

 o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

 o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
 o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

 o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Fund advisory services provided by Delaware Lincoln Investment Advisers, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c) Delaware Distributors, L.P.

Table
    of Contents

Letter to Shareholders                        1

Portfolio Management Review                   2

Performance Summary                           4

Important Fund Information                    6

Financial Statements:

  Statement of Net Assets                     7

  Statement of Operations                    11

  Statements of Changes in Net Assets        12

  Statement of Cash Flows                    13

  Financial Highlights                       14

  Notes to Financial Statements              15

Report of Independent Auditors               18

Letter
   to Shareholders


Lincoln National Income Fund, Inc.
January 14, 2002


Recap of Events

As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of recovery for equities, as newfound optimism helped turn many investors into buyers.

However, poor performance by equities during most of 2001 made bond investors the year's real winners. In the U.S., bonds outperformed stocks for the second consecutive year, a phenomenon that had previously occurred only three other times according to Dow Jones. Treasury securities generally fared well during 2001, as investors sought their relative safety when stocks fell. Although longer-term interest rates ended the year close to where they started, short-term rates declined considerably during 2001, creating an ideal climate for demand in the bond markets.


Lincoln National Income Fund, Inc.

Lincoln National Income Fund returned +9.36% (Shares at net asset value with distributions reinvested) for the fiscal year ended December 31, 2001. Returns trailed the +10.34% gain made by the Lehman Brothers Credit Index during the same year.

Looking ahead, the foremost question for fixed-income investors these days involves the outlook for the U.S. economy. A survey of 55 professional economists conducted by The Wall Street Journal in January 2002 revealed that they expected an average annual gross domestic product (GDP) growth rate in the first quarter of 2002 of +0.9% and +2.4% during the second quarter. By historical standards, such a recovery would be considered somewhat weak. In the five recessions since 1970, the economy has grown at an average annual rate of +5% in the nine months after the economy reaches a trough. Counting the nine economic recoveries since the end of World War II, the average annual growth rate is +7% (Source: The Wall Street Journal). In addition to predicting slower-than-normal acceleration, some economists surveyed think the current road to recovery is fraught with potential setbacks.

Market Outlook

More than four months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak.

The economy currently appears set for recovery based on the Fed's aggressive monetary policy. Still, the timing of a recovery remains open for debate, and the Federal Reserve remains inclined to cut interest rates further.

In the current low interest rate environment, we think Lincoln National Income Fund, Inc. is an attractive vehicle for investors with long-term financial goals who may be searching for attractive yields in the marketplace. For more information on whether the Fund is a suitable vehicle for you, please contact your financial advisor.

We wish you a healthy and prosperous 2002. We look forward to communicating with you throughout the year.

Sincerely,


/s/ David K. Downes
-------------------------
David K. Downes
President


Average Annual Total Return                                        Premium (+)/
At Net Asset Value                                                Discount (-)
For period ended December 31, 2001                  One Year     As of 12/31/01

Lincoln National Income Fund, Inc.                  +9.36%            -6.76%
Lipper Closed-End Income and Preferred Stock
 Funds Average (11 funds)                           +4.53%
Lehman Brothers Credit Index*                      +10.34%
--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at net asset value and market price and a description of the index can be found on pages 4 and 5. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock funds tracked by Lipper (Source:
Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Formerly the Lehman Corporate Bond Index.

                                             Lincoln National Income Fund, Inc.
                                             January 14, 2002

Portfolio
Management Review

Fund Manager
Ryan K. Brist
Portfolio Manager

The Fund's Results

The Fund and its peer group experienced a second consecutive year of above average total returns in 2001. Poor performance in the stock market and the onset of a recession allowed bonds and other fixed-income investments to outperform equities in 2001.

Interest rates declined throughout the year as the Federal Reserve attempted to spark an economy that fell into its first recession in a decade. This backdrop often created a challenging environment for investors seeking income. However, your Fund was able to maintain a competitive rate of income despite declining interest rates. It's 30-day SEC yield as of December 31, 2001 was 4.88%.

A struggling stock market and aggressive interest rate cuts typically boost demand in our markets, allowing the Fund to benefit from price gains on individual holdings. For the fiscal year ended December 31, 2001, your Fund posted a strong absolute total return of +9.36% (Shares at net asset value with distributions reinvested), trailing the +10.34% gain made by the Lehman Brothers Credit Index during the same year.

While 2001 produced an excellent climate for demand in the fixed-income markets, volatility played a significant role during the year for nearly all investors. September 11 brought a dramatic flight to quality in the fixed-income markets as investors sought higher degrees of safety. Late in the year, bond prices often fell when the stock market rallied and hopes for an economic recovery began to emerge.

Portfolio Highlights

Your Fund remained diversified throughout the volatile year, with investments in a wide array of industry sectors. Typically, the Fund includes a component of private placement investments among its fixed-income holdings, some of which may have equity participation rights through warrants or convertible features. During the past year, your Fund was invested mostly in public debt, which accounted for 90.00% of net assets at fiscal year-end on December 31, 2001.

Our markets were volatile throughout the year in which short-term interest rates declined sharply. During the first half of the year, we increased our exposure to basic industries that we felt would benefit from lower interest rates, and which have historically responded early to economic upturns. These included paper and forest products, as well as chemicals.

During the year, this volatility allowed the Fund's traders to take advantage of short-term mispricings in the corporate bond market when the risk/reward profile was determined to be advantageous. As part of our fixed-income investment approach, we look to capitalize on such trading opportunities as they occur. By understanding and monitoring technical market conditions, traders can transition holdings in an effort to increase portfolio value and get better pricing on securities. This investment process resulted in a relatively high portfolio turnover rate for the year. However, this high portfolio turnover characterized a relatively small portion of the overall investment portfolio.

Our investment process is centered on the free flow of market and credit information between three areas of our fixed-income team -- portfolio management, credit research, and trading. Strong credit research is the cornerstone of our investment process, while our traders often function as the eyes and ears of the team. They provide us "best execution" in the marketplace and help capitalize on mispricings when prudent.

Overall, the Fund had lower weightings than the benchmark index in consumer finance and banking during the year. Although the lower interest rate environment was good for refinancing business in the sector, the slowing economic environment tempered our expectations for financial companies in general. The Fund also benefited during the year from a low exposure to technology issues.

Throughout much of the year, high-grade corporate bonds performed well, as investors concerned about credit quality sought out highly rated issues. Coupled with a low interest rate environment, this made for an excellent environment for fixed-income investors to benefit from price gains.

Clearly, the biggest external events on the markets during the year were the terrorist attacks of September 11. At a time when the economy had been showing signs of recovery, the events of that day solidified the effects of the recession and created volatility in the fixed-income markets that would last throughout the rest of the year.

The attacks brought about underperformance during the third quarter of nearly all "spread sectors" of the fixed-income markets, which include non-Treasury debt. It also began the strong flight to quality. For example, A-rated corporate bonds outperformed BBB-rated issues by greater than 1.0% for the third quarter.

Your Fund's total return performance was negatively impacted by the events of September 11, although our diversification generally helped us escape without any major damage overall. Exposure to the airline and insurance industries negatively impacted performance in the wake of September 11. Both of these sectors were hit hard, although we did not hold any of the unsecured airline issues that bore the brunt of the pain in the bond markets. The Fund also benefited during this period from having significant exposure to high-grade sectors such as natural gas and utilities which were not severely affected. We also had no exposure to the lodging or gaming sectors, both of which were hit hard after September 11. By the end of September, our quarterly performance trailed the Lehman Brothers Credit Index just slightly.

Emerging market bonds and our high-yield holdings were disappointments at times during the year, as slowing global growth and increased uncertainty caused many investors to reevaluate riskier assets. Late in the year, however, the high-yield bond market produced a welcome rally for the first time in several quarters.

As the year progressed, fixed-income markets remained volatile. Interest rates fluctuated and investors tried to get a handle on the outlook for the economy. As the new year begins, we remain positioned to take advantage of the highquality spread sectors of the fixed-income markets, which we feel offer the best potential value currently.

Outlook

We believe the Fund is well-positioned as we enter 2002. We have remained focused on high quality parts of our markets that provide competitive yields.

In our opinion, an economic rebound is imminent but the timing of that recovery is still unclear. The Federal Reserve may yet be inclined to cut interest rates further. As a result, we feel our markets may have further upside potential with regard to total return.

We think the Fund can continue to be an excellent vehicle for investors searching for competitive yields from a well-diversified portfolio of investments. We expect that the Fund can continue to provide competitive, stable income potential in the coming months.

Lincoln National Income Fund, Inc.
Sector Allocation
As of December 31, 2001

Public Debt Securities                   90.00%
-----------------------------------------------
Private Placement Securities-Debt         9.70%
-----------------------------------------------
Private Placement-Equity                  0.22%
-----------------------------------------------
Other Securities and Assets/(Liabilities) 0.08%
-----------------------------------------------
Lincoln National Income Fund, Inc.
Bond Quality and Portfolio Highlights

As of December 31, 2001
----------------------------------------------------------
Current Yield at Market Price                        8.01%
----------------------------------------------------------
Average Effective Duration*                     6.00 years
----------------------------------------------------------
Average Effective Maturity**                    5.45 years
----------------------------------------------------------
Average Credit Quality                                 BBB
----------------------------------------------------------

* Average Effective Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Lincoln National
Income Fund, Inc.

Fund Basics

As of December 31, 2001
-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to produce increasing dollar amounts of income for distribution to its shareholders over the long term.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$129.51 million
-------------------------------------------------------------------------------
Number of Holdings:
181
-------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in Oil/Gas Investment Banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.
-------------------------------------------------------------------------------
NYSE Symbol:
LND


Fund Performance

Average Annual Total Returns

Through December 31, 2001                   10 Years     Five Years    One Year
-------------------------------------------------------------------------------
At Market Price                              +9.07%        +8.70%       +22.13%
At Net Asset Value                           +8.45%        +7.90%        +9.36%
-------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Performance does not include any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Lincoln National
Income Fund, Inc.

Performance of a $10,000 Investment
December 31, 1991 to December 31, 2001

                                  [LINE GRAPH]

                 Lincoln National Income         Lincoln National Income        Lehman Brothers
                Fund, Inc. @ Market Price      Fund, Inc. @ Net Asset Value      Credit Index
12/31/91               $10,000                          $10,000                     $10,000
12/31/92               $11,578                          $10,696                     $10,758
12/31/93               $13,566                          $12,396                     $11,945
12/31/94               $10,880                          $11,463                     $11,475
12/31/95               $15,131                          $14,599                     $14,028
12/31/96               $15,497                          $15,381                     $14,489
12/31/97               $18,150                          $17,130                     $15,971
12/31/98               $21,312                          $18,506                     $17,295
12/31/99               $15,911                          $18,185                     $16,956
12/31/00               $19,259                          $20,571                     $18,495
12/31/01               $23,521                          $22,497                     $20,408


Chart assumes $10,000 invested on December 31, 1991, and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lehman Brothers Credit Index at market value is based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. The Lehman Brothers Credit Index measures the performance of the U.S. corporate bond market. Performance does not include any brokerage commissions for purchases. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Price vs. Net Asset Value
December 31, 2000 to December 31, 2001

                                  [LINE GRAPH]

                Lincoln National Income                Lincoln National Income
              Fund, Inc. @ Net Asset Value            Fund, Inc. @ Market Price
12/31/00             $12.76                                     $10.75
 1/31/01             $13.19                                     $11.91
 2/28/01             $13.26                                     $12.02
 3/31/01             $13.21                                     $12.30
 4/30/01             $12.91                                     $12.00
 5/31/01             $13.12                                     $11.97
 6/30/01             $13.11                                     $11.95
 7/31/01             $13.25                                     $12.90
 8/31/01             $13.44                                     $12.60
 9/30/01             $13.19                                     $11.80
10/31/01             $13.35                                     $12.15
11/30/01             $13.14                                     $11.92
12/31/01             $12.58                                     $11.73

Past performance is not a guarantee of future results.

                                             Lincoln National Income Fund, Inc.

Important
    Fund Information

Share Repurchase Program

Notice is hereby given in accordance with Section 23(c) under the Investment Company Act of 1940 that the Fund may purchase at market price, from time to time, shares of its common stock on the open market.

New Transfer Agency Arrangements

Effective February 1, 2002, Mellon Investor Services LLC became the Fund's transfer agent, registrar and dividend disbursing and dividend reinvestment agent with respect to the Fund's common shares. Please note, however, that all 2001 tax inquiries, including requests for replacement of Form 1099s, should be directed to the Fund's former transfer agent, EquiServe Trust Company, N.A. at 800 317-4445. With respect to any checks issued on or prior to January 31, 2002, check replacements will be handled by EquiServe Trust Company, N.A. through July 31, 2002.

Statement
    of Net Assets

Lincoln National Income Fund, Inc.
December 31, 2001

                                                                        Market
                                                        Principal       or Fair
                                                          Amount         Value

Public Debt Securities - 90.00%

Aerospace & Defense - 0.81%
  Honeywell International
   5.125% 11/1/06                                     $1,060,000      $1,046,831
                                                                      ----------
                                                                       1,046,831
                                                                      ----------
Asset-Backed Securities - 0.93%
  Green Tree Lease Finance Series
   98-1B 6.66% 10/20/04                                  109,946         111,574
  Morgan Stanley Dean Witter
   2001-NC1N N 144A
   12.75% 10/25/31                                       615,378         627,686
  Morgan Stanley Dean Witter
   2001-NC2N N 12.75% 1/26/32                            461,456         470,685
                                                                      ----------
                                                                       1,209,945
                                                                      ----------
Automobiles & Automotive Parts - 2.18%
  Ford Motor 7.45% 7/16/31                             3,075,000       2,825,196
                                                                      ----------
                                                                       2,825,196
                                                                      ----------
Banking - 2.61%
  Bank of Hawaii 6.875% 6/1/03                           375,000         388,802
  BB&T 6.50% 8/1/11                                    2,190,000       2,215,504
  Credit Swiss First Boston USA
   6.125% 11/15/11                                       795,000         777,369
                                                                      ----------
                                                                       3,381,675
                                                                      ----------

Cable, Media & Publishing - 2.96%
  Charter Communications 8.625% 4/1/09                   600,000         580,500
  Continental Cablevision 9.50% 8/1/13                   500,000         566,748
  Fox Family Worldwide 9.25% 11/1/07                     510,000         548,250
++Fox Kids Worldwide 10.25% 11/1/07                      680,000         682,550
***Insight Communications 12.25% 2/15/11                 625,000         371,875
  Insight Midwest 10.50% 11/1/10                       1,000,000       1,085,000
                                                                      ----------
                                                                       3,834,923
                                                                      ----------

Chemicals - 0.77%
  IMC Global 10.75% 6/15/03                            1,000,000       1,000,932
                                                                      ----------
                                                                       1,000,932
                                                                      ----------

Consumer Products - 2.55%
  American Greetings
   6.10% 8/1/28                                        1,785,000       1,510,299
   11.75% 7/15/08                                        290,000         300,150
  Fortune Brands 7.125% 11/1/04                          485,000         518,242
  Maytag 6.875% 12/1/06                                  955,000         969,696
                                                                      ----------
                                                                       3,298,387
                                                                      ----------

Electronics & Electrical Equipment - 2.11%
  Arrow Electronics 8.20% 10/1/03                        635,000         649,933
  Hewlett-Packard 5.75% 12/15/06                         510,000         505,405
  Johnson Controls 5.00% 11/15/06                        635,000         618,767
  Seagate Technology International 144A
   13.50% 11/15/07                                       850,000         956,250
                                                                      ----------
                                                                       2,730,355
                                                                      ----------

                                                                        Market
                                                        Principal       or Fair
                                                          Amount         Value
Public Debt Securities (continued)

Energy - 4.51%
  Coastal 9.75% 8/1/03                              $ 1,000,000      $ 1,062,998
  Natural Fuel and Gas 7.30% 2/18/03                    350,000          364,163
  Occidental Petroleum 5.875% 1/15/07                   630,000          628,479
  Oneok 7.75% 8/15/06                                 1,345,000        1,453,837
  PSEG Energy Holdings 9.125% 2/10/04                 1,460,000        1,535,431
  R & B Falcon 6.75% 4/15/05                            770,000          794,063
                                                                     -----------
                                                                       5,838,971
                                                                     -----------
Finance - 16.52%
  Ace Cap Trust II 9.70% 4/1/30                         425,000          505,795
  AXA 8.60% 12/15/30                                  1,175,000        1,317,385
  Banco Nac Desenv 144A 9.625% 12/12/11                 340,000          327,250
  Boeing Capital
   5.75% 2/15/07                                      1,210,000        1,207,752
   6.50% 2/15/12                                        600,000          598,175
  Citigroup 7.25% 10/1/10                               865,000          928,515
  Erac USA Finance 7.35% 6/15/08                      3,080,000        3,076,747
  Fairfax Financial 7.375% 4/15/18                      495,000          281,726
  Fairfax Financial Holdings
   7.75% 12/15/03                                       865,000          782,281
  Finova Group 7.50% 11/15/09                           599,000          254,575
  Ford Motor Credit 7.25% 10/25/11                    1,995,000        1,944,732
  GMAC 6.125% 9/15/06                                 2,415,000        2,392,647
**HSBC Capital Funding 144A
   9.547% 12/29/49                                    1,000,000        1,159,413
  Lehman Brothers Holdings
   11.625% 5/15/05                                    1,000,000        1,200,910
  Morgan Stanley Dean Witter
   6.75% 4/15/11                                      1,150,000        1,178,549
  Nationwide Mutual Insurance
   9.875% 2/15/25                                     1,000,000        1,040,221
  Qwest Capital Funding 7.25% 2/15/11                   755,000          736,931
  UBS Preferred Funding Trust I
   8.622% 10/29/49                                    2,205,000        2,458,118
                                                                     -----------
                                                                      21,391,722
                                                                     -----------
Food, Beverage & Tobacco - 2.40%
  Conagra Foods 6.00% 9/15/06                           720,000          737,526
  Tyson Foods 144A 6.625% 10/4/04                       765,000          786,168
  Tyson Foods 144A 8.25% 10/1/11                      1,495,000        1,585,903
                                                                     -----------
                                                                       3,109,597
                                                                     -----------

Foreign Governments - 2.02%
  Brazilian Government International Bond
   8.875% 4/15/24                                       500,000          333,750
   11.00% 8/17/40                                     1,800,000        1,390,500
  Russia 144A 5.00% 3/31/30                           1,535,000          894,138
                                                                     -----------
                                                                       2,618,388
                                                                     -----------
Government Agencies - 1.05%
  Fannie Mae Series 265 9.00% 3/1/24                    279,914          305,960
  Freddie Mac
   Series 46B 7.80% 9/15/20                             277,369          289,682
   Series 7A 7.00% 9/17/31                              744,477          767,834
                                                                     -----------
                                                                       1,363,476
                                                                     -----------

Statement
    of Net Assets (continued)

Lincoln National Income Fund, Inc.

                                                                        Market
                                                        Principal       or Fair
                                                          Amount         Value
Public Debt Securities (continued)

Healthcare & Pharmaceuticals - 0.93%
  Nationwide Healthcare 7.06% 12/5/06                 $1,250,000      $1,208,078
                                                                      ----------
                                                                       1,208,078
                                                                      ----------

Industrial Machinery - 1.67%
  Fort James 6.625% 9/15/04                              745,000         750,209
  Levi Strauss 11.625% 1/15/08                           230,000         204,700
  Panamasat 6.00% 1/15/03                                375,000         373,406
  York International 6.625% 8/15/06                      810,000         830,868
                                                                      ----------
                                                                       2,159,183
                                                                      ----------

Insurance - 1.04%
  Nationwide Mutual 144A 8.25% 12/1/31                   660,000         660,395
  Popular North America 6.125% 10/15/06                  695,000         684,229
                                                                      ----------
                                                                       1,344,624
                                                                      ----------

Leisure, Lodging & Entertainment - 0.55%
  Walt Disney 5.50% 12/29/06                             715,000        708,712
                                                                      ----------
                                                                         708,712
                                                                      ----------

Metals & Mining - 2.59%
  EES Coke Battery Series A 144A
    7.125% 4/15/02                                        56,650          53,023
  Newmont Mining 8.625% 5/15/11                        1,000,000       1,026,455
  Phelps Dodge 8.75% 6/1/11                              140,000         137,351
  US Steel LLC 10.75% 8/1/08                             500,000         480,000
  USX
    9.375% 2/15/12                                     1,000,000       1,191,338
    9.375% 5/15/22                                       395,000         471,368
                                                                      ----------
                                                                       3,359,535
                                                                      ----------

Packaging & Containers - 0.54%
  Sealed Air 144A 8.75% 7/1/08                           675,000         697,897
                                                                      ----------
                                                                         697,897
                                                                      ----------

Paper & Forest Products - 1.75%
  Ainsworth Lumber 144A
    13.875% 7/15/07                                      235,000         244,400
  Norske Skogind 144A 7.625% 10/15/11                  1,710,000       1,729,997
  Carter Holt Harvey Ltd. 8.875% 12/1/04                 275,000         295,319
                                                                      ----------
                                                                       2,269,716
                                                                      ----------

Real Estate - 1.09%
  Highwoods Realty 8.00% 12/1/03                         700,000         735,787
  Simon Property Group 7.375% 1/20/06                    655,000         677,127
                                                                      ----------
                                                                       1,412,914
                                                                      ----------

Restaurants - 1.01%
  Wendy's International
    6.25% 11/15/11                                       630,000         606,693
    6.35% 12/15/05                                       695,000         705,597
                                                                      ----------
                                                                       1,312,290
                                                                      ----------

Retail - 2.53%
  Federated Department Stores
    8.125% 10/15/02                                      500,000         517,184
  Gap 144A 8.80% 12/15/08                                260,000         227,776
  J Crew Group 13.125% 10/15/08                        1,200,000         630,000

                                                                        Market
                                                        Principal       or Fair
                                                          Amount         Value

Public Debt Securities (continued)

Retail (continued)
  Kroger Stores 8.15% 7/15/06                        $   690,000     $   767,090
  Saks 7.00% 7/15/04                                   1,180,000       1,138,701
                                                                      ----------
                                                                       3,280,751
                                                                      ----------

Telecommunications - 14.28%
  Adelphia Communications
    10.25% 11/1/06                                       475,000         486,875
  AT&T 144A 8.00% 11/15/31                             1,310,000       1,375,808
  AT&T Wireless 7.35% 3/1/06                           1,000,000       1,058,794
  British Telecommunications
    8.875% 12/15/30                                      465,000         537,510
  Cingular Wireless 144A
    5.625% 12/15/06                                      560,000         565,268
    6.50% 12/15/11                                       565,000         573,474
    7.125% 12/15/31                                      990,000       1,010,978
  Citizens Comm 144A 6.375% 8/15/04                    1,150,000       1,170,178
  France Telecommunications 144A
    7.75% 3/1/11                                         330,000         354,154
    8.50% 3/1/31                                       1,275,000       1,460,484
  Liberty Media 8.25% 2/1/30                             600,000         569,024
++Metronet Communications
    10.75% 11/1/07                                       610,000         387,350
  Nextel Partners 144A 12.50% 11/15/09                   405,000         356,400
  Nynex 9.55% 5/1/10                                   1,137,507       1,270,525
  Paramount Communication
    8.25% 8/1/22                                       1,000,000       1,032,431
  Singtel 144A
    6.375% 12/1/11                                     1,050,000       1,050,914
    7.375% 12/1/31                                     1,265,000       1,293,175
  Sprint Capital 144A 6.00% 1/15/07                      650,000         646,066
  Telus 7.50% 6/1/07                                     215,000         226,510
  US West Communications 7.20% 11/1/04                   675,000         689,019
  Worldcom
    6.40% 8/15/05                                        500,000         505,627
    7.50% 5/15/11                                        835,000         860,383
    8.25% 5/15/31                                        955,000       1,012,374
                                                                      ----------
                                                                      18,493,321
                                                                      ----------

Transportation & Shipping - 2.45%
  American Airlines 144A 6.817% 5/23/11                1,020,000         957,144
  Continental Airlines 7.033% 6/15/11                  1,068,774         888,450
  Delta Air Lines 7.299% 9/18/06                       1,410,000       1,322,618
                                                                      ----------
                                                                       3,168,212
                                                                      ----------

U.S. Treasury Obligations - 0.79%
  U.S. Treasury Note 3.00% 11/30/03                    1,025,000       1,026,041
                                                                      ----------
                                                                       1,026,041
                                                                      ----------

Utilities - 17.36%
  Avista 9.75% 6/1/08                                  1,500,000       1,566,480
  Avista 144A 7.75% 1/1/07                               500,000         498,690
  BVPS II Funding 8.33% 12/1/07                        1,237,000       1,334,575
  Burlington Resource 5.60% 12/1/06                      690,000         679,061
  Commonwealth Edison 8.375% 10/15/06                    590,000         654,039
  Consumers Energy 6.375% 9/15/03                        625,000         625,573
  Detroit Edison 5.05% 10/1/05                         1,150,000       1,139,641
  Devon Energy 144A 6.875% 9/30/11                     2,200,000       2,154,888

Statement
    of Net Assets (continued)

Lincoln National Income Fund, Inc.

                                                                        Market
                                                        Principal       or Fair
                                                          Amount         Value
Public Debt Securities (continued)

Utilities (continued)
  Dominion Fiber 144A 7.05% 3/15/05                   $  850,000      $  868,295
  El Paso Energy 7.80% 8/1/31                          2,445,000       2,474,552
  First Energy 6.45% 11/15/11                            600,000         586,447
  Florida Power 8.00% 12/1/22                          1,500,000       1,558,145
  Mirant Americas
    7.20% 10/1/08                                        175,000         154,724
    7.625% 5/1/06                                        505,000         460,832
    8.50% 10/1/21                                      1,465,000       1,224,216
  New England Telephone & Telegraph
    9.00% 8/1/31                                       1,000,000       1,041,560
  PG&E National Energy
    10.375% 5/16/11                                    1,515,000       1,600,301
  Progress Energy 7.00% 10/30/31                         645,000         637,579
  Public Service Electric & Gas
    6.50% 5/1/04                                       1,555,000       1,617,387
  Scottish Power PLC
    7.00% 7/15/09                                        500,000         504,189
    8.29% 12/30/11                                     1,000,000       1,079,964
                                                                     -----------
                                                                      22,461,138
                                                                     -----------

Total Public Debt Securities
  (Cost $115,430,133)                                                116,552,810
                                                                     -----------

Private Placement Securities - Debt - 9.70%
Airlines - 0.42%
  United Airlines 8.70% 10/7/08                          723,578         543,762
                                                                     -----------
                                                                         543,762
                                                                     -----------
Automobiles & Automotive Parts - 0.27%
 +Continental Auto Receivables Series A
    12.00% 4/30/05                                       500,000         356,000
                                                                     -----------
                                                                         356,000
                                                                     -----------
Banking, Finance & Insurance - 2.74%
  Anglo Irish Bank Series A
    9.10% 9/30/06                                      1,000,000       1,056,199
  Avianca Airline Ticket Receivable Trust
    11.75% 12/24/05                                      254,747         198,703
  Merrill Lynch Series 98 Pilgrim 2
    6.623% 9/23/09                                     1,000,000         930,000
  Mutual Fund Fee Trust IV Series 97-2A
    7.99% 1/31/05                                         62,031          62,031
  PM Holding 13.50% 10/30/04                             500,000         385,450
  Refco Group 8.21% 5/16/02                              200,000         201,840
  Union Acceptance 8.53% 8/1/02                          200,000         200,400
  Wells Fargo Capital Series A 144A
    8.125% 12/1/26                                       500,000         514,218
                                                                     -----------
                                                                       3,548,841
                                                                     -----------

                                                                        Market
                                                        Principal       or Fair
                                                          Amount         Value
Private Placement Securities - Debt (continued)

Chemicals - 0.48%
  Dow Chemical 17.25% 1/2/03                           $ 584,772       $ 625,940
                                                                      ----------
                                                                         625,940
                                                                      ----------
Electronics & Electrical Equipment - 0.10%
 +PSC Scanning 12.00% 6/30/06                            500,000         125,000
                                                                      ----------
                                                                         125,000
                                                                      ----------
Environmental Services - 0.75%
  Suburban Propane L.P. 7.54% 6/30/11                  1,000,000         970,600
                                                                      ----------
                                                                         970,600
                                                                      ----------
Food, Beverage & Tobacco - 0.38%
  Dairy Farmers of America Preferred
    Capital Trust 7.38% 10/2/12                          500,000         485,550
                                                                      ----------
                                                                         485,550
                                                                      ----------
Leisure, Lodging & Entertainment - 0.65%
  New Boston Garden 8.45% 9/22/15                        849,347         838,221
                                                                      ----------
                                                                         838,221
                                                                      ----------
Metals & Mining - 0.25%
  Steel Technologies 8.52% 3/1/05                        285,500         297,548
 +Worthington Precious Metals
    13.50% 10/30/04                                       35,470          27,344
                                                                      ----------
                                                                         324,892
                                                                      ----------
Miscellaneous - 3.36%
  Bea 6.72% 6/15/10                                    1,000,000         820,000
  CIC Acquisition (Conso International)
    12.00% 3/6/08                                        500,000         299,000
  Deloitte & Touche Series B 7.41% 10/1/11               909,157         963,252
 +Elastomeric Technologies
    13.80% 10/8/07                                       500,000          75,000
  Glass Equipment Development 144A
    13.50% 6/2/08                                        511,250         425,053
  John Zelenka Evergreen Nursery
  13.00% 5/4/07                                          476,190         458,380
  Setech Lewis Supply 13.50% 6/30/05                     500,000         493,000
 +Stackpole Magnetic Systems
    13.50% 12/31/05                                      380,000         133,000
  Therma-Tru 12.00% 5/15/09                              750,000         681,825
                                                                      ----------
                                                                       4,348,510
                                                                      ----------
Paper & Forest Products - 0.30%
  West Fraser Mills 8.44% 6/30/04                        380,000         393,034
                                                                      ----------
                                                                         393,034
                                                                      ----------
Total Private Placement Securities - Debt
  (Cost $14,118,930)                                                  12,560,350
                                                                      ----------

Statement
    of Net Assets (continued)

Lincoln National Income Fund, Inc.

                                                                        Market
                                                        Number of       or Fair
                                                          Shares         Value
Preferred Stock - 1.21%

Miscellaneous - 0.78%
  TransCanada Capital TOPRS 8.75%                         40,000     $ 1,004,000
                                                                      ----------
                                                                       1,004,000
                                                                      ----------
Telecommunications - 0.43%
  Centaur Funding 144A 9.08%                                 500         565,625
                                                                      ----------
                                                                         565,625
                                                                      ----------
Total Preferred Stock (Cost $1,546,006)                                1,569,625
                                                                      ----------

Private Placement Securities - Equity - 0.22%
Miscellaneous - 0.00%
 +Stackpole Magnetic Systems Class B                     120,000               0
                                                                      ----------
                                                                               0
                                                                      ----------

Warrants - 0.22%
 *CIC Acquisition (Conso International)
    Class A Voting Warrants
    (Clawback Position)                                      679               0
 *CIC Acquisition (Conso International)
    Class A Voting Warrants                                  679               0
 *CIC Acquisition (Conso International)
    Class B Non-Voting Warrants
    (Clawback Provision)                                   2,731               0
 *CIC Acquisition (Conso International)
    Class B Non-Voting Warrants                            2,731               0
 *CIC Acquisition (Conso International)
    Warrants For Preferred Stock
    (Clawback Provision)                                     392               0
 *CIC Acquisition (Conso International)
    Warrants for Preferred Stock                             392          14,603
 *Continental Auto Receivables                             9,506               0
 *Elastomeric Technologies                                   111               0
 *Franklin Nursery                                            20          29,088
 *Ged Holdings                                             3,049               0
 *Glomac                                                  17,854               0
 *PSC Warrants                                            16,250               0
 *Setech                                                  17,306         116,469
 *Stackpole Magnetic Systems                              54,582               0
 *Therma-Tru Holdings                                        449         128,513
 *WPM Holdings                                               110               0
                                                                      ----------
                                                                         288,673
                                                                      ----------

Total Private Placement Securities - Equity
  (Cost $652,443)                                                        288,673
                                                                      ----------


                                                                        Market
                                                        Number of       or Fair
                                                          Shares         Value

Common Stock - 0.06%
 *Franklin Nursery Investors                             120,746       $ 71,240
                                                                     ----------
                                                                         71,240
                                                                     ----------
Total Common Stock (Cost $120,746)                                       71,240
                                                                     ----------

Limited Partnership - 0.03%
 *KBSI Partnership                                            1          39,163
                                                                   ------------
Total Limited Partnership (Cost $49,622)                                 39,163
                                                                   ------------
Total Market Value of Securities - 101.22%
  (Cost $131,917,880)                                               131,081,861
Liabilities Net of Receivables and
  Other Assets - (1.22%)                                             (1,574,693)
                                                                   ------------
Net Assets - 100.00%                                               $129,507,168
                                                                   ------------
Net Asset Value Per Share of Common Stock
  Outstanding ($129,507,168 Less Variable
  Term Preferred Stock at Liquidation Value
  of $40,000,000 Divided by 7,114,831 Shares
  of Common Stock Outstanding)                                           $12.58
                                                                         ------
Preferred Stock, par value $1.00 per share
  (authorized 1,000,000 shares) Variable
  Term Preferred Stock (VTP), issued and
  outstanding 40,000 shares, liquidation
  preference $1,000 per share                                        40,000,000
Common Stock, par value $1.00 per share
  (authorized 10,000,000 shares), issued
  and outstanding 7,114,831 shares                                    7,114,831
Proceeds in excess of par value of shares issued                     83,244,025
Undistributed net investment income                                     171,676
Accumulated net realized loss on investments                           (187,345)
Net unrealized depreciation of investments                             (836,019)
                                                                   ------------
Total Net Assets                                                   $129,507,168
                                                                   ============

  *Non income producing security for the year ended December 31, 2001.

 **Variable rate note. The interest rate shown is the rate as of December 31, 2001.

***The interest rate shown is the step up rate.

  +Non-income producing security. Security is currently in default.

 ++Zero coupon bond. The interest rate shown is the step up rate.

Summary of Abbreviations
TOPRS - Trust Originated Preferred Securities

The accompanying notes are an integral part of the financial statements.

Statement
    of Operations

Lincoln National Income Fund, Inc.
Year Ended December 31, 2001

Investment Income:
  Interest                                                          $10,784,186
  Dividends                                                             164,251
                                                                    -----------
  Total Investment Income                                            10,948,437
                                                                    -----------

Expenses:
  Management fees                                     $1,157,891
  Variable term preferred stock fees                     115,349
  Professional fees                                      110,674
  Directors fees                                          70,500
  Reports to shareholders                                 52,000
  New York Stock Exchange fees                            19,853
  Stock transfer and dividend disbursing fees             18,000
  Custodian fees                                          12,905
  Other                                                    8,934
                                                      ----------
  Subtotal of expenses                                                1,566,106
                                                                    -----------
  Expenses paid indirectly                                              (12,905)
                                                                    -----------
  Total expenses                                                      1,553,201
                                                                    -----------
Net investment income                                                 9,395,236
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investment transactions                        2,690,038
  Net change in unrealized appreciation/depreciation of investments  (2,141,572)
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on Investments                  548,466
                                                                    -----------
Net Increase in Net Assets Resulting from Operations                $ 9,943,702
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

Statements
    of Changes in Net Assets

Lincoln National Income Fund, Inc.

                                                                                      Year Ended
                                                                               12/31/01        12/31/00
Changes from Operations:
  Net investment income                                                     $  9,395,236     $  9,177,569
  Net realized gain (loss) on investments                                      2,690,038          (52,733)
  Net change in unrealized appreciation/depreciation on investments           (2,141,572)       4,384,039
                                                                            ------------     ------------
Net increase in net assets resulting from operations                           9,943,702       13,508,875
                                                                            ------------     ------------

Dividends and Distributions to Shareholders from:
Net investment income:
  Common shareholders                                                         (7,648,443)      (6,474,496)
  Preferred shareholders                                                      (1,673,944)      (2,526,535)
Net realized gain on investments:
  Common shareholders                                                         (1,942,349)        (249,019)
                                                                            ------------     ------------
  Total dividends and distributions to shareholders                          (11,264,736)      (9,250,050)
                                                                            ------------     ------------

  Total increase (decrease) in net assets                                     (1,321,034)       4,258,825
                                                                            ------------     ------------

Net Assets:
  Beginning of period                                                        130,828,202      126,569,377
                                                                            ------------     ------------
  End of period                                                             $129,507,168     $130,828,202
                                                                            ============     ============

The accompanying notes are an integral part of the financial statements.

Statement
    of Cash Flows

Lincoln National Income Fund, Inc.
Year Ended December 31, 2001

Net Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations                                        $ 9,943,702
                                                                                              -----------

Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:

  Amortization of discount on securities purchased                                               (354,580)
  Net proceeds from investment transactions                                                       (84,578)
  Net realized gain from security transactions                                                 (1,910,226)
  Change in net unrealized (appreciation) depreciation                                          1,442,852
  Decrease in receivable for investments sold                                                   1,825,069
  Decrease in interest and dividends receivable                                                   402,778
  Decrease in payable for investments purchased                                                (2,132,870)
  Increase in accrued expenses and other liabilities                                               53,169
  Increase in distributions payable                                                             2,396,282
                                                                                              -----------
  Total adjustments                                                                             1,637,896
                                                                                              -----------
  Net cash provided by operating activities                                                    11,581,598
                                                                                              -----------

Cash Flows Used for Financing Activities:
  Dividends and distributions paid to common and preferred shareholders                       (11,264,736)
                                                                                              -----------
  Net cash used for financing activities                                                      (11,264,736)
                                                                                              -----------
  Net increase in cash                                                                            316,862
  Cash at beginning of period                                                                     242,362
                                                                                              -----------
  Cash at end of period                                                                           559,224
                                                                                              -----------
  Cash paid for interest                                                                        1,581,700
                                                                                              -----------

Financial
    Highlights

Selected data for each share of common stock outstanding throughout each period were as follows:

                                                                                  Lincoln National Income Fund, Inc.

                                                                                                Year Ended
                                                                       12/31/O1(3)  12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of period                                     $12.77       $12.17       $13.39       $13.43       $13.47

Income from investment operations:
Net investment income(1)                                                   1.32         1.29         1.26         1.32         1.40
Net realized and unrealized gain (loss) on investments                     0.07         0.62        (1.20)        0.06         0.39
                                                                       --------     --------     --------     --------     --------
Total from investment operations                                           1.39         1.91         0.06         1.38         1.79
                                                                       --------     --------     --------     --------     --------

Less dividends and distributions:
Dividends from net investment income:
To preferred shareholders                                                 (0.23)       (0.36)       (0.28)       (0.31)       (0.22)
To common shareholders                                                    (1.08)       (0.91)       (0.99)       (1.04)       (1.21)

Distributions from net realized gains:
To preferred shareholders                                                    --           --        (0.01)       (0.01)       (0.09)
To common shareholders                                                    (0.27)       (0.04)          --        (0.06)       (0.31)
                                                                       --------     --------     --------     --------     --------
Total Dividends and Distributions                                         (1.58)        (131)       (1.28)       (1.42)       (1.83)
                                                                       --------     --------     --------     --------     --------

Net asset value, end of period                                           $12.58       $12.77       $12.17       $13.39       $13.43
                                                                       ========     ========     ========     ========     ========

Per Share Market Value, End of Period                                    $11.73       $10.75        $9.69       $14.19       $13.06
Total Investment Return (based on Market Value)                           22.13%       21.04%      (25.34%)      17.42%       17.12%

Ratios and supplemental data:
Net assets, end of period (ooo omitted)                                $129,507     $130,828     $126,569     $134,135     $131,732
Ratio of expenses to average net assets                                    1.16%        1.15%        1.12%        1.16%        1.12%
Ratio of expenses to average net assets prior to expenses
 paid indirectly                                                           1.16%        1.17%        1.13%         N/A          N/A
Ratio of net investment income to average net assets                       7.05%        7.14%        6.81%        6.84%        7.17%
Ratio of net investment income prior to expenses paid indirectly           7.05%        7.12%        6.80%         N/A          N/A
Portfolio Turnover                                                       774.98%       94.98%       10.29%       19.78%       22.63%

Leverage Analysis:
Value of preferred shares outstanding (ooo omitted)                     $40,000      $40,000      $40,000      $40,000      $40,000
Net asset coverage per share of preferred shares, end of period          $3,238       $3,271       $3,164        3,353       $3,293
Liquidation value per share of preferred shares(2)                       $1,000       $1,000       $1,000       $1,000       $1,000

(1) Per share information was based on the average shares outstanding method.

(2) Excluding any accumulated but unpaid dividends.

(3) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 had no material impact on the per share ratios and supplemental data.

The accompanying notes are an integral part of the financial statements.

Notes
    to Financial Statements

Lincoln National Income Fund, Inc.
December 31, 2001

Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

Note A - Summary of Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments - Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the lives of the respective securities.

Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked prices will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then the securities will be valued at the mean between bid and offer prices. Securities for which quotations are not available are priced at "fair value", as discussed below. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's securities valuation committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt).

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 2001 the Fund held $12,920,263 in fair valued securities, representing 9.98% of the Fund.

Income Taxes - It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment according to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle - As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize all premiums and discounts on debt securities for financial reporting purposes, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $824,215 reduction in cost of securities and a corresponding $824,215 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was a decrease in net investment income of $9,745, increase in net unrealized appreciation of $698,720, and a decrease in net realized gains of $708,465. The statement of changes in net assets and financial highlights for prior periods have not be restated to reflect this change in accounting.

Other - Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and generally paid every 28 days.

The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for year ended December 31, 2001 were approximately $12,905. The expenses paid under this arrangement are included in their respective expense caption on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

Note B - Investments

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

Notes
    to Financial Statements (continued)

Lincoln National Income Fund, Inc.

The follow is a list of private placements with initial purchase date, par, cost amount and value as of December 31, 2001:

PRIVATE PLACEMENTS

                                                                                Date of                                Market or
Private Placement Securities - Debt                                            Purchase        Par         Cost       Fair Value
--------------------------------------------------------------------------------------------------------------------------------
Anglo Irish Bank Corporation 9.10%, 9/30/06                                     9/30/94    $1,000,000    $1,000,000   $1,056,199
Avianca Airline Ticket Receivable Trust 8.75%, 12/24/05                        12/24/97       500,000       254,747      198,703
BEA 6.72%, 6/15/10                                                              4/21/98     1,000,000       963,239      820,000
CIC Acquisition (Conso International) 12.00%, 3/6/08                             3/6/00       500,000       420,000      299,000
Continental Auto Receivables Series A 12.00%, 4/30/05                           7/29/99       500,000       461,949      356,000
Dairy Farmers of America Preferred Capital Trust 7.38%, 10/2/12                 10/2/98       500,000       500,000      485,550
Deloitte & Touche LLP 7.41%,10/1/11                                             9/25/96     1,000,000       909,157      963,252
Dow Chemical 17.25%,1/2/03                                                      3/25/92       749,595       584,772      625,940
Elastomeric Technologies Preferred Rubber Compounding 13.80%, 10/8/07            1/8/99       500,000       480,228       75,000
Glass Equipment Development 144A 13.50%, 6/2/08                                  6/2/00       511,250       469,147      425,053
John Zelenka Evergreen Nursery 13.00%, 5/4/07                                    5/4/00       476,190       441,879      458,380
Merrill Lynch CLO 98 Pilgrim 2 144A 6.62%, 9/23/09                              4/14/98     1,000,000     1,000,000      930,000
Mutual Fund Fee Trust IV 7.99%, 1/31/05                                         4/21/97        62,030        62,030       62,031
New Boston Garden Corporation 8.45%, 9/22/15                                    9/22/95       849,347       849,348      838,221
PM Holding 13.50%, 10/30/04                                                    10/31/98       500,000       483,000      385,450
PSC Scanning 11.25%, 6/30/06                                                    7/12/96       500,000       490,000      125,000
Refco Group 8.21%, 5/16/02                                                       5/8/95       200,000       200,000      201,840
Setech Lewis Supply 13.50%, 6/30/05                                             7/19/99       500,000       460,351      493,000
Stackpole Magnetic Systems 13.50%, 10/15/05                                      9/1/95       380,000       351,500      133,000
Steel Technologies 8.52%, 3/1/05                                                 2/6/95       285,500       285,500      297,548
Suburban Propane L.P. 7.54%, 6/30/11                                             3/7/96     1,000,000     1,000,000      970,600
Therma-Tru 12.00%, 5/15/09                                                       5/9/00       750,000       591,525      681,825
Union Acceptance Corporation 8.53%, 8/1/02                                      6/23/97       200,000       203,182      200,400
United Air Lines 8.70%, 10/07/08                                                 5/4/95       723,578       720,908      543,762
Wells Fargo Capital 144A 8.13%, 12/1/26                                         12/3/96       500,000       521,000      514,218
West Fraser Mills 8.44%, 6/30/04                                                 4/15/94       379,999       379,999      393,034
Worthington Precision Metals 13.50%, 10/30/04                                   1/30/99        35,469        35,469       27,344
                                                                                                        -----------  -----------
Total Private Placement Debt                                                                            $14,118,930  $12,560,350
                                                                                                        -----------  -----------

                                                                                Date of                                Market or
Private Placement Securities - Equities                                        Purchase        Shares       Cost      Fair Value
--------------------------------------------------------------------------------------------------------------------------------
CIC Acquisition (Conso International)
  Class A Voting Warrants (Clawback Position)                                    3/6/00           679            --           --
CIC Acquisition (Conso International) Class B Non-Voting Warrants
  (Clawback Provision)                                                           3/6/00         2,731        32,671           --
CIC Acquisition (Conso International) Warrants for Preferred Stock
  (Clawback Provision)                                                           3/6/00           392        39,204       14,603
CIC Acquisition (Conso International) Class A Voting Warrants                    3/6/00           679         8,126           --
CIC Acquisition (Conso International) Class B Non-Voting Warrants                3/6/00         2,731            --           --
CIC Acquisition (Conso International) Warrants for Preferred Stock               3/6/00           392            --           --
Continental Auto Receivables                                                    7/29/99         9,506        60,000           --
Franklin Nursery Interests                                                       3/1/00       120,746       120,746       71,240
Franklin Nursery Warrants                                                        3/1/00            20        40,617       29,088
GED Holdings                                                                     6/2/00         3,049        42,583           --
Elastomeric Technologies                                                        10/8/99           111        24,000           --
PSC                                                                             7/12/96        16,250        10,000           --
Setech                                                                          7/19/99        17,304        56,756      116,469
Stackpole Magnetic Systems Class B                                               9/1/95       120,000       120,000           --
Stackpole Magnetic Systems                                                       9/1/95        54,582        28,500           --
Therma-Tru Holdings Warrants                                                     5/9/00           452       172,986      128,513
WPM Holdings                                                                   10/30/98           110        17,000           --
                                                                                                        -----------  -----------
Total Private Placement Equity                                                                              $773,189    $359,913
                                                                                                        -----------  -----------


The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $1,021,089,683 and $1,023,092,556, respectively for the year ended December 31, 2001.

Notes
    to Financial Statements (continued)

Lincoln National Income Fund, Inc.

Note C - Management Fees and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Lincoln Investment Advisers ("DLIA"), a series of Delaware Management Business Trust and the investment manager, a management fee of 0.1875% of net assets of the Fund as of the close of business on the last business day of the quarter (0.75% on an annual basis) plus 1.50% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock. At December 31, 2001, the Fund had a liability payable to DLIA of $78,643.

Certain officers and directors of the Fund are also officers or directors of DLIA and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. In addition, Delaware Service Company, Inc. which is an affiliate of DLIA, provides accounting services for the Fund.

Note D - Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 were as follows:

                                           2001                  2000
      Ordinary Income                   $11,269,736           $9,002,031
      Long-term capital gain                 -                   249,019
                                        -----------           ----------
      Total                             $11,269,736           $9,251,050
                                        ===========           ==========

As of December 31, 2001, the components of accumulated gains (losses) on a tax basis were as follows:

      Undistributed ordinary income                    $ 233,443
      Post-October losses                                (28,163)
      Unrealized depreciation                         (1,154,235)

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Note E - Income Taxes

The cost of investments for federal income tax purposes at December 31, 2001 was $132,236,096, the aggregate gross unrealized appreciation on investments was $3,037,593 and the aggregate gross unrealized depreciation was $4,191,828.

Note F - Variable Term Preferred Stock

During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and generally reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, place restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

During the year ended December 31, 2001, dividend rates have ranged from 2.15% to 6.15% and the average weighted dividend rate was 3.78%.

Note G - Market and Credit Risk

The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions.

Report
    of Independent Accountants

To the Board of Directors and Shareholders of The Lincoln National Income Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Lincoln National Income Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA
February 15, 2002

Board of Directors addendum

An investment company is governed by a Board of Directors, which has oversight responsibility for the management of the company's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the company. The independent fund directors, in particular, are advocates for shareholder interests. Following is a list of the Fund's Directors and certain background and related information.

                                                                         Principal               Number of             Other
        Name,                  Position(s)                              Occupation(s)       Portfolios in Fund     Directorships
       Address                  Held with      Length of Time              During            Complex Overseen         Held by
    and Birthdate              Registrant         Served                Past 5 Years            by Director          Director

Directors

    David K. Downes(1)           President        1 Year           Mr. Downes has served             2            President and
    2005 Market Street                                             in various executive                        Director/Trustee of
  Philadelphia, PA 19103                                              capacities at                                33 investment
                                                                    different times at                           companies in the
     January 8, 1940                                               Delaware Investments.                       Delaware Investments
                                                                                                                 family of funds

                                                                                                               Director/President,
                                                                                                                 Lincoln National
                                                                                                                   Convertible
                                                                                                              Securities Fund, Inc.




Richard M. Burridge, Sr.(2)      Director        30 Years             Vice President,                2          Director, Lincoln
   125 S. Wacker Drive                                                UBS/PaineWebber                          National Convertible
       Suite 2600                                                      (since 2000);                          Securities Fund, Inc.
    Chicago, IL 60606                                                    Chairman,
                                                                 The Burridge Group, Inc.
      March 19, 1929                                                   (1996-2000).

   H. Thomas McMeekin(3)         Director        12 Years           Managing Director,               2          Director, Lincoln
    100 Mulberry Street                                      Prudential Investment Management                  National Convertible
    Gateway Center Four                                                (since 2001);                          Securities Fund, Inc.
          7th Floor                                                  Managing Partner,
     Newark, NJ 07102                                              Griffin Investments
                                                                       (since 2000);
       June 17, 1953                                             Executive Vice President
                                                               and Chief Investment Officer
                                                                       Fixed Income,
                                                            Delaware Investments (1999-2000);
                                                                  President and Director,
                                                            Lincoln Investment Management, Inc.,
                                                               Executive Vice President and
                                                                Chief Investment Officer,
                                                               Lincoln National Corporation
                                                                      (until 2000).

Independent Directors

     Thomas L. Bindley           Independent      4 Years           President, Bindley               2        Director, Midas, Inc.
   707 Skokie Boulevard           Director                          Capital Corporation                       and Lincoln National
         Suite 600                                                     (since 1998);                         Convertible Securities
   Northbrook, IL 60062                                           Executive Vice President                         Fund, Inc.
                                                                 and Chief Financial Officer,
     November 8, 1943                                          Whitman Corporation (until 1998).

                                                                     Principal               Number of             Other
        Name,                  Position(s)                          Occupation(s)       Portfolios in Fund     Directorships
       Address                  Held with      Length of Time          During            Complex Overseen         Held by
    and Birthdate              Registrant         Served            Past 5 Years            by Director          Director

Independent Directors (continued)

      Adela Cepeda               Independent     10 Years           President,                   2               Commissioner,
       Suite 1515                 Director                      A.C. Advisory, Inc.                             Chicago Public
  70 W. Madison Street                                             (since 1995).                             Building Commission;
   Chicago, IL 60602                                                                                           Director, Harvard
                                                                                                               Club of Chicago,
                                                                                                              Fort Dearborn Income
     April 30, 1958                                                                                            Securities, Inc.
                                                                                                                  and Lincoln
                                                                                                              National Convertible
                                                                                                              Securities Fund, Inc.

   Roger J. Deshaies             Independent     10 Years      Senior Vice President             2            Director, Partners
   Executive Offices              Director                      Finance, Brigham &                             Health System and
      PBB-Admin. 4                                               Women's Hospital                              Lincoln National
     c/o Receiving                                                 (since 1998);                            Convertible Securities
   29 Shattuck Street                                          Senior Vice President                              Fund, Inc.
    Boston, MA 02115                                             Finance, Parkview
                                                             Health System (until 1998).
     August 5, 1949

     Daniel R. Toll              Independent     16 Years        President, Heller               2             Director, Lincoln
   560 Green Bay Road             Director                   International Corporation                        National Convertible
       Suite 300                                                   (until 1984).                              Securities Fund, Inc.
   Winnetka, IL 60093

    December 3, 1927

        Officers

   Michael P. Bishof             Treasurer        3 Years     Mr. Bishof has served in           2                   None
   2005 Market Street                                            various executive
 Philadelphia, PA 19103                                       capacities at different
                                                                 times at Delaware
    August 18, 1962                                                 Investments.


    David F. Connor              Secretary        2 Years       Vice President and               2                   None
   2005 Market Street                                         Deputy General Counsel,
 Philadelphia, PA 19103                                        Delaware Investments
                                                                (since 2000); Vice
    December 2, 1963                                          President and Assistant
                                                                 General Counsel,
                                                              Prudential Investments
                                                              (1998-2000); Associate,
                                                              Drinker Biddle & Reath
                                                                 LLP (until 1998).

*   The Board of Directors of the Fund is comprised of three classes of
    Directors: two Directors constituting Class 1 Directors (Ms. Cepeda and Mr. Deshaies) have a term of office until the 2003 annual meeting of shareholders, two Directors constituting Class 2 Directors (Messrs. Burridge and Downes) have a term of office until 2004 annual meeting of shareholders, and three Directors constituting Class 3 Directors have a term of office until the 2002 annual meeting of shareholders. At each annual meeting of shareholders, Directors will be elected to succeed the class of Directors whose terms expire at that meeting, and each newly elected Director will serve for a three-year term and until his or her successor is elected and qualified.

(1) Executive officer of the Fund's investment adviser and accounting service provider.

(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer.

(3) Mr. McMeekin is considered to be an "interested director" because he was an executive officer of Lincoln National Corporation (LNC), of which the Fund's investment adviser is a wholly-owned subsidiary, and because he currently owns stock of LNC.

Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of Common Stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:

Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666

or call 800 851-9677.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Lincoln National Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Corporate Information

Investment Advisor
Delaware Lincoln Investment Advisers
2005 Market Street
Philadelphia, PA 19103

Administrator
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Independent Accountants
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Dividend Disbursing Agent, Transfer
Agent and Reinvestment Plan Agent
Mellon Investor Services LLC
Overpeck Center
85 Challenger Road
Ridgefield Park, NJ 07666
800 851-9677

Stock Exchange
The Fund's stock is traded on the New York
Stock Exchange (NYSE) under the symbol
LND.

For Securities Dealers and Financial
Institutions Representatives
800 362-7500


(5590)                                                        Printed in the USA
Form 12728-1 2/02                                                          J7831